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                                                                    Exhibit 10.1

                             KEYSTONE PROPERTY TRUST

                              ARTICLES OF AMENDMENT

                                       OF

                             "DECLARATION OF TRUST"

         KEYSTONE PROPERTY TRUST, a Maryland statutory real estate investment trust, having an office in Baltimore City, Maryland (which is hereinafter called the "Trust"), hereby certifies to the State Department of Assessments and Taxation of Maryland pursuant to Section 8-501 of the Maryland REIT Law that:

         FIRST: The Declaration of Trust of the Trust is hereby amended as follows:

                  (a) The beginning of Article IV, Sections 4.14(a) and 4.14(a)(1) of the Declaration of Trust are amended to read in their entirety as follows:


                       (a) Subject to Section 4.14(a)(10) hereof:

                             (1) During the period commencing on the Initial
                       Date and prior to the Restriction Termination Date:

                  (b) Article IV, Section 4.14(a)(5) of the Declaration of Trust is amended to read in its entirety as follows:

                           (5) Nothing contained in this Section 4.14(a) shall
                  limit the authority of the Board of Trustees of the Trust to take such other action as it deems necessary or advisable to protect the Trust and the interests of its shareholders in preserving the Trust's status as a REIT, so long as such action does not prohibit the settlement of any transaction entered into through the facilities of the NYSE, AMEX or any other national securities exchange or automated inter-dealer quotation system.

                  (c) Article IV, Section 4.14(a)(10) of the Declaration of Trust is amended to read in its entirety as follows:

                           (10) Nothing contained in this Section 4.14 hereof or
                  in any provision hereof shall prohibit the settlement of any transaction entered into through the facilities of the NYSE, AMEX or any other national securities exchange or automated inter-dealer quotation system. The immediately proceeding sentence shall not limit the authority of the Board of Trustees of the Company to take any and all actions it deems necessary or advisable to protect the Trust and the interests of its shareholders in preserving the Trust's

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                  status as a REIT, so long as such action does not prohibit the settlement of any transaction entered into through the facilities of the NYSE, AMEX or any other national securities exchange or automated inter-dealer quotation system.

                  (d) The beginning of Article IV, Section 4.14(a)(11) of the Declaration of Trust is amended to delete the words "Subject to Section 4.14(a)(10) hereof,"

                  (e) Article VIII, Section 8.1 of the Declaration of Trust is amended to add the following as a new subsection (ap):

                           (ap) NYSE. The term "NYSE" shall mean the New York Stock Exchange, Inc.

         SECOND: The foregoing amendments do not increase the authorized shares of beneficial interest of the Trust.

         THIRD: The foregoing amendments to the Declaration of Trust of the Trust have been advised by the Board of Trustees and approved by the shareholders of the Trust pursuant to Section 8-501 of the Maryland REIT Law and
Article VI, Section 6.3 of the Declaration of Trust of the Trust. The manner of approval was as follows:

                           (a) The Board of Trustees of the Trust at a meeting held by telephone on April 5, 2002 adopted a resolution which set forth the foregoing amendments to the Declaration of Trust of the Trust, declared them to be advisable, and directed that they be submitted for consideration at the annual meeting of shareholders of the Trust.

                           (b) Notice which stated that a purpose of the annual meeting was to act on the foregoing amendments to the Declaration of Trust of the Trust was given by the Trust as required by law.

                           (c) The foregoing amendments to the Declaration of Trust of the Trust were approved by the shareholders of the Trust at the annual meeting of shareholders held June 6, 2002 by the affirmative vote of a majority of all the votes entitled to be cast on the matter.

         FOURTH: The foregoing amendments to the Declaration of Trust of the Trust shall become effective upon acceptance for record by the Maryland State Department of Assessments and Taxation.

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         IN WITNESS WHEREOF, KEYSTONE PROPERTY TRUST has caused these presents to be signed in its name and on its behalf by its President, having been duly authorized by a majority of the Trustees of the Trust, and witnessed by its Secretary on June 17, 2002.

WITNESS:                                       KEYSTONE PROPERTY TRUST



/s/ Saul A. Behar                              By: /s/ Jeffrey E. Kelter
Saul A. Behar, Secretary                           Jeffrey E. Kelter, President


         THE UNDERSIGNED, President of KEYSTONE PROPERTY TRUST, who executed on behalf of the Trust the foregoing Articles of Amendment of which this certificate is made a part, hereby acknowledges in the name and on behalf of said Trust the foregoing Articles of Amendment to be the corporate act of said Trust and hereby certifies that to the best of his knowledge, information, and belief the matters and facts set forth therein with respect to the authorization and approval thereof are true in all material respects under the penalties of perjury.



                                                   /s/ Jeffrey E. Kelter
                                                   Jeffrey E. Kelter, President




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